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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 13, 1998
                                                         ----------------

                               UNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                      1-12431                   22-3282551
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)



          64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                08809
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         (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code (908) 730-7630
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Item 5. Other.

     The Registrant issued a press release on January 13, 1998 announcing the declaration of a $.05 per share cash dividend payable on February 13, 1998 to shareholders of record as of January 23, 1998.

     In addition, the Registrant announced on January 15, 1998 that its Board of Directors had authorized a stock buyback program pursuant to which the Company may repurchase from time to time up to 100,000 shares of its common stock in open market or privately negotiated transactions.

Item 7. Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K.



      Exhibit No.             Description
      -----------             -----------
         99(a)                Press Release dated January 13, 1998
         99(b)                Press Release dated January 15, 1998


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          UNITY BANCORP, INC.
                                          -------------------------------
                                          (Registrant)


Dated: January 15, 1998                   By: /s/ JULIE Y. CARLSON
                                          -------------------------------
                                          Julie Y. Carlson
                                          Chief Financial Officer

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.         Description                                       Page No.
-----------         -----------                                       --------
  99(a)             Press Release dated January 13, 1998
  99(b)             Press Release dated January 15, 1998


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